Paneltech International Holdings, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CERTIFICATE NUMBER

SHARES

PAR VALUE $0.0001
COMMON STOCK

CUSIP No 69841H 10 0

THIS CERTIFIES THAT **SPECIMEN**

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.0001 EACH OF

PANELTECH INTERNATIONAL HOLDINGS, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

COUNTERSIGNED AND REGISTERED:
ISLAND STOCK TRANSFER
Transfer Agent

By

Authorized Signature

LEROY NOTT
President, CEO

SCOTT OLMSTEAD
Secretary, CFO

PANELTECH INTERNATIONAL HOLDINGS, INC.
Corporate
Seal
DELAWARE

100 Second Avenue South, Suite 705S, St. Petersburg, FL, 33701
727.289.0010

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM (TIC)	- as tenants in common	UNIF GIFT MIN (TRANS) ACT ________	Custodian ________
TEN ENT	- as tenants by the entireties	(UGMA) (UTMA) (Cust)	(Minor)
JT TEN (J/T)	- as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts (Transfer) to Minors Act ________ (State)	

Additional abbreviations may also be used though not in the above list.

For Value Received ________________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ________________________

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

________________________ *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and

*appoint*________________________ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises

Dated ____________

X________________________

____

SIGNATURE GUARANTEE

(BY BANK, BROKER, CORPORATE OFFICER)

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.